Revised Supplemental Information
to Reflect Segment Realignment
Full Years 2015 and 2014
Quarterly Information for 2016 and 2015

This information is preliminary and based on company data available at the time of this Form 8-K filing. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided.

Description of Segment Realignment

From time to time, Bank of America Corporation (the Corporation) has indicated that it may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, the Corporation reported its results of operations through five business segments: Consumer Banking, Global Wealth & Investment Management, Global Banking, Global Markets and Legacy Assets & Servicing, with the remaining operations recorded in All Other. Effective April 1, 2016, to align the segments with how we now manage the businesses, the Corporation changed its basis of presentation by eliminating the Legacy Assets & Servicing segment, and following such change, we report our results of operations through the following four business segments: Consumer Banking, Global Wealth & Investment Management, Global Banking and Global Markets, with the remaining operations recorded in All Other.

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,386	$5,272	$1,488	$2,481	$1,180	$(1,035)
Card income	1,430	1,211	48	117	10	44
Service charges	1,837	997	19	745	72	4
Investment and brokerage services	3,182	69	2,536	16	568	(7)
Investment banking income (loss)	1,153	1	73	636	494	(51)
Trading account profits (losses)	1,662	—	36	(2)	1,595	33
Mortgage banking income	433	190	1	—	—	242
Gains on sales of debt securities	226	—	—	—	—	226
Other income (loss)	418	61	243	397	28	(311)
Total noninterest income	10,341	2,529	2,956	1,909	2,767	180
Total revenue, net of interest expense (FTE basis)	19,727	7,801	4,444	4,390	3,947	(855)
Provision for credit losses	997	531	25	553	9	(121)
Noninterest expense	14,816	4,538	3,275	2,171	2,450	2,382
Income (loss) before income taxes (FTE basis)	3,914	2,732	1,144	1,666	1,488	(3,116)
Income tax expense (benefit) (FTE basis)	1,234	1,003	420	612	518	(1,319)
Net income (loss)	$2,680	$1,729	$724	$1,054	$970	$(1,797)

Average
Total loans and leases	$892,984	$237,908	$139,099	$324,531	$69,283	$122,163
Total assets (1)	2,173,618	646,523	295,711	387,640	581,226	262,518
Total deposits	1,198,455	578,196	260,482	297,134	35,886	26,757
Period end
Total loans and leases	$901,113	$240,591	$139,690	$329,485	$73,446	$117,901
Total assets (1)	2,185,498	666,298	296,200	390,586	581,150	251,264
Total deposits	1,217,261	597,800	260,565	298,072	34,403	26,421

	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,982	$5,163	$1,417	$2,385	$1,126	$(109)
Card income	1,578	1,313	46	139	19	61
Service charges	1,862	1,045	18	730	64	5
Investment and brokerage services	3,236	66	2,638	20	518	(6)
Investment banking income (loss)	1,272	1	50	729	532	(40)
Trading account profits	963	—	44	34	797	88
Mortgage banking income	262	216	2	—	1	43
Gains on sales of debt securities	270	—	—	1	—	269
Other income (loss)	468	141	234	452	55	(414)
Total noninterest income	9,911	2,782	3,032	2,105	1,986	6
Total revenue, net of interest expense (FTE basis)	19,893	7,945	4,449	4,490	3,112	(103)
Provision for credit losses	810	684	15	233	30	(152)
Noninterest expense	14,010	4,638	3,497	2,086	2,767	1,022
Income (loss) before income taxes (FTE basis)	5,073	2,623	937	2,171	315	(973)
Income tax expense (benefit) (FTE basis)	1,737	929	332	800	148	(472)
Net income (loss)	$3,336	$1,694	$605	$1,371	$167	$(501)

Average
Total loans and leases	$886,156	$235,498	$137,022	$314,599	$68,835	$130,202
Total assets (1)	2,180,472	630,973	285,329	381,887	586,606	295,677
Total deposits	1,186,051	563,745	251,306	307,806	37,175	26,019
Period end
Total loans and leases	$896,983	$238,851	$139,039	$319,580	$73,208	$126,305
Total assets (1)	2,144,316	645,427	296,271	381,975	548,790	271,853
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

For footnote see page 4.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	2

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,697	$5,122	$1,374	$2,294	$1,096	$(189)
Card income	1,510	1,249	44	132	18	67
Service charges	1,898	1,057	18	746	73	4
Investment and brokerage services	3,336	69	2,682	11	574	—
Investment banking income (loss)	1,287	(1)	55	752	521	(40)
Trading account profits	1,616	—	43	100	1,471	2
Mortgage banking income	407	290	2	—	—	115
Gains on sales of debt securities	385	—	—	—	1	384
Other income (loss)	603	225	248	280	(1)	(149)
Total noninterest income	11,042	2,889	3,092	2,021	2,657	383
Total revenue, net of interest expense (FTE basis)	20,739	8,011	4,466	4,315	3,753	194
Provision for credit losses	806	523	(2)	179	42	64
Noninterest expense	13,940	4,711	3,467	2,161	2,698	903
Income (loss) before income taxes (FTE basis)	5,993	2,777	1,001	1,975	1,013	(773)
Income tax expense (benefit) (FTE basis)	1,672	1,001	359	709	212	(609)
Net income (loss)	$4,321	$1,776	$642	$1,266	$801	$(164)

Average
Total loans and leases	$877,429	$233,103	$134,319	$304,621	$66,349	$139,037
Total assets (1)	2,168,993	623,324	274,272	370,246	594,142	307,009
Total deposits	1,159,231	555,987	243,980	296,321	36,818	26,125
Period end
Total loans and leases	$882,076	$234,995	$135,805	$309,500	$70,159	$131,617
Total assets (1)	2,153,006	625,158	279,237	372,253	576,461	299,897
Total deposits	1,162,009	557,626	246,172	297,644	35,943	24,624

	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,684	$5,043	$1,352	$2,170	$988	$1,131
Card income	1,477	1,207	41	128	36	65
Service charges	1,857	1,033	19	728	73	4
Investment and brokerage services	3,387	68	2,749	14	556	—
Investment banking income (loss)	1,526	—	84	777	718	(53)
Trading account profits (losses)	1,647	—	53	20	1,703	(129)
Mortgage banking income	1,001	359	3	—	—	639
Gains (losses) on sales of debt securities	168	—	(1)	—	7	162
Other income (loss)	432	47	267	399	(131)	(150)
Total noninterest income	11,495	2,714	3,215	2,066	2,962	538
Total revenue, net of interest expense (FTE basis)	22,179	7,757	4,567	4,236	3,950	1,669
Provision for credit losses	780	470	15	177	6	112
Noninterest expense	13,958	4,637	3,485	2,086	2,748	1,002
Income before income taxes (FTE basis)	7,441	2,650	1,067	1,973	1,196	555
Income tax expense (benefit) (FTE basis)	2,307	988	398	737	410	(226)
Net income	$5,134	$1,662	$669	$1,236	$786	$781

Average
Total loans and leases	$876,178	$230,704	$131,364	$295,405	$61,819	$156,886
Total assets (1)	2,151,966	620,355	268,908	361,867	599,985	300,851
Total deposits	1,146,789	552,973	239,974	288,117	39,051	26,674
Period end
Total loans and leases	$881,196	$232,271	$133,499	$301,558	$65,962	$147,906
Total assets (1)	2,149,034	621,883	267,099	367,052	578,052	314,948
Total deposits	1,149,560	554,204	237,624	292,261	38,751	26,720

For footnote see page 4.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	3

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,626	$5,003	$1,343	$2,201	$973	$106
Card income	1,394	1,168	49	100	9	68
Service charges	1,764	966	18	710	65	5
Investment and brokerage services	3,378	65	2,723	18	573	(1)
Investment banking income (loss)	1,487	—	72	852	630	(67)
Trading account profits (losses)	2,247	—	55	62	2,138	(8)
Mortgage banking income	694	467	2	—	—	225
Gains on sales of debt securities	268	1	1	—	2	264
Other income (loss)	271	44	247	443	(199)	(264)
Total noninterest income	11,503	2,711	3,167	2,185	3,218	222
Total revenue, net of interest expense (FTE basis)	21,129	7,714	4,510	4,386	4,191	328
Provision for credit losses	765	669	23	96	21	(44)
Noninterest expense	15,827	4,730	3,489	2,148	3,160	2,300
Income (loss) before income taxes (FTE basis)	4,537	2,315	998	2,142	1,010	(1,928)
Income tax expense (benefit) (FTE basis)	1,440	859	370	795	345	(929)
Net income (loss)	$3,097	$1,456	$628	$1,347	$665	$(999)

Average
Total loans and leases	$867,169	$230,359	$127,162	$284,284	$56,601	$168,763
Total assets (1)	2,138,574	605,806	275,200	361,771	595,592	300,205
Total deposits	1,130,726	538,487	243,561	286,434	39,287	22,957
Period end
Total loans and leases	$872,750	$230,213	$128,623	$290,298	$62,627	$160,989
Total assets (1)	2,143,545	624,689	272,848	365,024	584,192	296,792
Total deposits	1,153,168	557,163	244,080	290,422	38,214	23,289

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	4

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other (1)
(Dollars in millions)
	Year Ended December 31, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$39,989	$20,331	$5,486	$9,050	$4,183	$939
Card income	5,959	4,937	181	499	82	260
Service charges	7,381	4,101	73	2,914	275	18
Investment and brokerage services	13,337	268	10,792	64	2,221	(8)
Investment banking income (loss)	5,572	—	261	3,110	2,401	(200)
Trading account profits (losses)	6,473	—	195	216	6,109	(47)
Mortgage banking income	2,364	1,332	9	—	1	1,022
Gains on sales of debt securities	1,091	1	—	1	10	1,079
Other income (loss)	1,774	457	995	1,573	(276)	(975)
Total noninterest income	43,951	11,096	12,506	8,377	10,823	1,149
Total revenue, net of interest expense (FTE basis)	83,940	31,427	17,992	17,427	15,006	2,088
Provision for credit losses	3,161	2,346	51	685	99	(20)
Noninterest expense	57,735	18,716	13,938	8,481	11,373	5,227
Income (loss) before income taxes (FTE basis)	23,044	10,365	4,003	8,261	3,534	(3,119)
Income tax expense (benefit) (FTE basis)	7,156	3,777	1,459	3,041	1,115	(2,236)
Net income (loss)	$15,888	$6,588	$2,544	$5,220	$2,419	$(883)

Average
Total loans and leases (1)	$876,787	$232,432	$132,499	$299,824	$63,443	$148,589
Total assets (2)	2,160,141	620,192	275,950	369,001	594,057	300,941
Total deposits	1,155,860	552,876	244,725	294,733	38,074	25,452
Period end
Total loans and leases (1)	$896,983	$238,851	$139,039	$319,580	$73,208	$126,305
Total assets (2)	2,144,316	645,427	296,271	381,975	548,790	271,853
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

	Year Ended December 31, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$40,640	$20,742	$5,813	$9,586	$3,848	$651
Card income	5,944	4,843	204	456	84	357
Service charges	7,443	4,160	76	2,901	281	25
Investment and brokerage services	13,284	251	10,722	69	2,205	37
Investment banking income (loss)	6,065	(1)	323	3,213	2,743	(213)
Trading account profits (losses)	6,309	—	179	124	6,027	(21)
Mortgage banking income	1,563	1,394	8	—	1	160
Gains on sales of debt securities	1,354	2	1	—	10	1,341
Other income (loss)	3,035	389	1,060	1,751	928	(1,093)
Total noninterest income	44,997	11,038	12,573	8,514	12,279	593
Total revenue, net of interest expense (FTE basis)	85,637	31,780	18,386	18,100	16,127	1,244
Provision for credit losses	2,275	2,470	14	322	110	(641)
Noninterest expense	75,657	19,392	13,830	8,807	11,989	21,639
Income (loss) before income taxes (FTE basis)	7,705	9,918	4,542	8,971	4,028	(19,754)
Income tax expense (benefit) (FTE basis)	2,872	3,698	1,694	3,292	1,440	(7,252)
Net income (loss)	$4,833	$6,220	$2,848	$5,679	$2,588	$(12,502)

Average
Total loans and leases (1)	$898,703	$233,508	$120,687	$281,304	$61,750	$201,454
Total assets (2)	2,145,590	588,413	267,575	362,273	604,198	323,131
Total deposits	1,124,207	520,186	240,242	288,010	40,221	35,548
Period end
Total loans and leases (1)	$876,104	$234,243	$126,432	$283,584	$58,996	$172,849
Total assets (2)	2,104,534	599,066	274,954	353,637	576,552	300,325
Total deposits	1,118,936	530,641	245,391	279,792	40,665	22,447

(1)
Beginning in the first quarter of 2016, the Corporation classifies certain leases in other assets on the Consolidated Balance Sheet. Previously these leases were classified in loans and leases. Additionally, amounts related to these leases were reclassified from net interest income to other income and noninterest expense on the Consolidated Statement of Income. Prior periods were reclassified to conform to current period presentation.

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	5

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$20,331	$20,742	$5,272	$5,163	$5,122	$5,043	$5,003
Noninterest income:
Card income	4,937	4,843	1,211	1,313	1,249	1,207	1,168
Service charges	4,101	4,160	997	1,045	1,057	1,033	966
Mortgage banking income	1,332	1,394	190	216	290	359	467
All other income	726	641	131	208	293	115	110
Total noninterest income	11,096	11,038	2,529	2,782	2,889	2,714	2,711
Total revenue, net of interest expense (FTE basis)	31,427	31,780	7,801	7,945	8,011	7,757	7,714

Provision for credit losses	2,346	2,470	531	684	523	470	669

Noninterest expense	18,716	19,392	4,538	4,638	4,711	4,637	4,730
Income before income taxes (FTE basis)	10,365	9,918	2,732	2,623	2,777	2,650	2,315
Income tax expense (FTE basis)	3,777	3,698	1,003	929	1,001	988	859
Net income	$6,588	$6,220	$1,729	$1,694	$1,776	$1,662	$1,456

Net interest yield (FTE basis)	3.50%	3.79%	3.49%	3.46%	3.48%	3.49%	3.59%
Return on average allocated capital (1)	20	18	20	20	21	20	18
Efficiency ratio (FTE basis)	59.55	61.02	58.18	58.37	58.80	59.78	61.32

Balance Sheet
Average
Total loans and leases	$232,432	$233,508	$237,908	$235,498	$233,103	$230,704	$230,359
Total earning assets (2)	580,097	546,832	607,313	591,348	583,376	579,920	565,424
Total assets (2)	620,192	588,413	646,523	630,973	623,324	620,355	605,806
Total deposits	552,876	520,186	578,196	563,745	555,987	552,973	538,487
Allocated capital (1)	33,000	34,000	34,000	33,000	33,000	33,000	33,000

Period end
Total loans and leases	$238,851	$234,243	$240,591	$238,851	$234,995	$232,271	$230,213
Total earning assets (2)	605,012	557,541	626,941	605,012	584,995	581,846	584,113
Total assets (2)	645,427	599,066	666,298	645,427	625,158	621,883	624,689
Total deposits	577,832	530,641	597,800	577,832	557,626	554,204	557,163

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	6

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,331	$9,556	$10,775
Noninterest income:
Card income	4,937	11	4,926
Service charges	4,101	4,100	1
Mortgage banking income	1,332	—	1,332
All other income	726	482	244
Total noninterest income	11,096	4,593	6,503
Total revenue, net of interest expense (FTE basis)	31,427	14,149	17,278

Provision for credit losses	2,346	200	2,146

Noninterest expense	18,716	9,855	8,861
Income before income taxes (FTE basis)	10,365	4,094	6,271
Income tax expense (FTE basis)	3,777	1,491	2,286
Net income	$6,588	$2,603	$3,985

Net interest yield (FTE basis)	3.50%	1.74%	4.69%
Return on average allocated capital (1)	20	22	19
Efficiency ratio (FTE basis)	59.55	69.65	51.28

Balance Sheet
Average
Total loans and leases	$232,432	$4,713	$227,719
Total earning assets (2)	580,097	549,600	229,579
Total assets (2)	620,192	576,569	242,705
Total deposits	552,876	544,685	8,191
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

	Year Ended December 31, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,742	$9,362	$11,380
Noninterest income:
Card income	4,843	10	4,833
Service charges	4,160	4,159	1
Mortgage banking income	1,394	—	1,394
All other income	641	416	225
Total noninterest income	11,038	4,585	6,453
Total revenue, net of interest expense (FTE basis)	31,780	13,947	17,833

Provision for credit losses	2,470	268	2,202

Noninterest expense	19,392	10,026	9,366
Income before income taxes (FTE basis)	9,918	3,653	6,265
Income tax expense (FTE basis)	3,698	1,361	2,337
Net income	$6,220	$2,292	$3,928

Net interest yield (FTE basis)	3.79%	1.81%	4.94%
Return on average allocated capital (1)	18	21	17
Efficiency ratio (FTE basis)	61.02	71.88	52.52

Balance Sheet
Average
Total loans and leases	$233,508	$5,147	$228,361
Total earning assets (2)	546,832	515,949	229,926
Total assets (2)	588,413	542,684	244,772
Total deposits	520,186	511,925	8,261
Allocated capital (1)	34,000	11,000	23,000

Period end
Total loans and leases	$234,243	$4,950	$229,293
Total earning assets (2)	557,541	526,780	230,041
Total assets (2)	599,066	554,106	244,240
Total deposits	530,641	523,350	7,291

For footnotes see page 10.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	7

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,272	$2,645	$2,627
Noninterest income:
Card income	1,211	3	1,208
Service charges	997	997	—
Mortgage banking income	190	—	190
All other income	131	115	16
Total noninterest income	2,529	1,115	1,414
Total revenue, net of interest expense (FTE basis)	7,801	3,760	4,041

Provision for credit losses	531	48	483

Noninterest expense	4,538	2,454	2,084
Income before income taxes (FTE basis)	2,732	1,258	1,474
Income tax expense (FTE basis)	1,003	462	541
Net income	$1,729	$796	$933

Net interest yield (FTE basis)	3.49%	1.85%	4.51%
Return on average allocated capital (1)	20	27	17
Efficiency ratio (FTE basis)	58.18	65.30	51.56

Balance Sheet
Average
Total loans and leases	$237,908	$4,732	$233,176
Total earning assets (2)	607,313	576,633	234,362
Total assets (2)	646,523	603,429	246,776
Total deposits	578,196	571,461	6,735
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$240,591	$4,737	$235,854
Total earning assets (2)	626,941	596,058	236,962
Total assets (2)	666,298	622,783	249,594
Total deposits	597,800	590,829	6,971

	Fourth Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,163	$2,496	$2,667
Noninterest income:
Card income	1,313	2	1,311
Service charges	1,045	1,044	1
Mortgage banking income	216	—	216
All other income	208	129	79
Total noninterest income	2,782	1,175	1,607
Total revenue, net of interest expense (FTE basis)	7,945	3,671	4,274

Provision for credit losses	684	55	629

Noninterest expense	4,638	2,503	2,135
Income before income taxes (FTE basis)	2,623	1,113	1,510
Income tax expense (FTE basis)	929	396	533
Net income	$1,694	$717	$977

Net interest yield (FTE basis)	3.46%	1.76%	4.56%
Return on average allocated capital (1)	20	24	18
Efficiency ratio (FTE basis)	58.37	68.17	49.95

Balance Sheet
Average
Total loans and leases	$235,498	$4,652	$230,846
Total earning assets (2)	591,348	561,149	232,245
Total assets (2)	630,973	587,982	245,037
Total deposits	563,745	556,064	7,681
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

For footnotes see page 10.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	8

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,122	$2,423	$2,699
Noninterest income:
Card income	1,249	3	1,246
Service charges	1,057	1,057	—
Mortgage banking income	290	—	290
All other income	293	132	161
Total noninterest income	2,889	1,192	1,697
Total revenue, net of interest expense (FTE basis)	8,011	3,615	4,396

Provision for credit losses	523	58	465

Noninterest expense	4,711	2,500	2,211
Income before income taxes (FTE basis)	2,777	1,057	1,720
Income tax expense (FTE basis)	1,001	380	621
Net income	$1,776	$677	$1,099

Net interest yield (FTE basis)	3.48%	1.74%	4.64%
Return on average allocated capital (1)	21	22	21
Efficiency ratio (FTE basis)	58.80	69.17	50.28

Balance Sheet
Average
Total loans and leases	$233,103	$4,662	$228,441
Total earning assets (2)	583,376	552,534	230,523
Total assets (2)	623,324	579,604	243,401
Total deposits	555,987	547,727	8,260
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$234,995	$4,644	$230,351
Total earning assets (2)	584,995	555,127	232,228
Total assets (2)	625,158	582,082	245,436
Total deposits	557,626	550,240	7,386

	Second Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,043	$2,366	$2,677
Noninterest income:
Card income	1,207	3	1,204
Service charges	1,033	1,033	—
Mortgage banking income	359	—	359
All other income	115	119	(4)
Total noninterest income	2,714	1,155	1,559
Total revenue, net of interest expense (FTE basis)	7,757	3,521	4,236

Provision for credit losses	470	24	446

Noninterest expense	4,637	2,382	2,255
Income before income taxes (FTE basis)	2,650	1,115	1,535
Income tax expense (FTE basis)	988	415	573
Net income	$1,662	$700	$962

Net interest yield (FTE basis)	3.49%	1.73%	4.71%
Return on average allocated capital (1)	20	23	18
Efficiency ratio (FTE basis)	59.78	67.65	53.25

Balance Sheet
Average
Total loans and leases	$230,704	$4,694	$226,010
Total earning assets (2)	579,920	549,060	228,124
Total assets (2)	620,355	576,247	241,372
Total deposits	552,973	544,341	8,632
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$232,271	$4,712	$227,559
Total earning assets (2)	581,846	551,507	229,860
Total assets (2)	621,883	578,048	243,356
Total deposits	554,204	546,173	8,031

For footnotes see page 10.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	9

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	First Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,003	$2,271	$2,732
Noninterest income:
Card income	1,168	3	1,165
Service charges	966	966	—
Mortgage banking income	467	—	467
All other income	110	102	8
Total noninterest income	2,711	1,071	1,640
Total revenue, net of interest expense (FTE basis)	7,714	3,342	4,372

Provision for credit losses	669	63	606

Noninterest expense	4,730	2,470	2,260
Income before income taxes (FTE basis)	2,315	809	1,506
Income tax expense (FTE basis)	859	300	559
Net income	$1,456	$509	$947

Net interest yield (FTE basis)	3.59%	1.72%	4.87%
Return on average allocated capital (1)	18	17	18
Efficiency ratio (FTE basis)	61.32	73.93	51.69

Balance Sheet
Average
Total loans and leases	$230,359	$4,845	$225,514
Total earning assets (2)	565,424	535,341	227,360
Total assets (2)	605,806	562,125	240,958
Total deposits	538,487	530,290	8,197
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$230,213	$4,758	$225,455
Total earning assets (2)	584,113	553,380	228,390
Total assets (2)	624,689	580,166	242,180
Total deposits	557,163	548,309	8,854

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	10

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Average deposit balances
Checking	$266,639	$243,505	$282,146	$273,900	$268,559	$266,524	$257,368
Savings	44,878	44,616	46,221	44,518	44,721	45,748	44,525
MMS	188,536	168,493	201,616	195,756	191,358	186,750	180,078
CDs and IRAs	50,085	60,766	45,451	46,791	48,644	51,178	53,820
Non-U.S. and other	2,738	2,806	2,762	2,780	2,705	2,773	2,696
Total average deposit balances	$552,876	$520,186	$578,196	$563,745	$555,987	$552,973	$538,487

Deposit spreads (excludes noninterest costs)
Checking	1.99%	2.02%	1.98%	1.98%	1.99%	1.99%	1.98%
Savings	2.30	2.31	2.28	2.29	2.29	2.29	2.31
MMS	1.23	1.18	1.24	1.24	1.23	1.22	1.23
CDs and IRAs	0.60	0.50	0.81	0.69	0.62	0.58	0.54
Non-U.S. and other	0.47	0.46	0.67	0.54	0.48	0.44	0.42
Total deposit spreads	1.62	1.59	1.65	1.63	1.62	1.61	1.60

Client brokerage assets	$122,721	$113,763	$126,921	$122,721	$117,210	$121,961	$118,492

Online banking active accounts (units in thousands)	31,674	30,904	32,647	31,674	31,627	31,365	31,523
Mobile banking active users (units in thousands)	18,705	16,539	19,595	18,705	18,398	17,626	17,092
Financial centers	4,726	4,855	4,689	4,726	4,741	4,789	4,835
ATMs	16,038	15,834	16,003	16,038	16,062	15,992	15,903

Total U.S. credit card (1)
Loans
Average credit card outstandings	$88,244	$88,962	$87,163	$88,623	$88,201	$87,460	$88,695
Ending credit card outstandings	89,602	91,879	86,403	89,602	88,339	88,403	87,288
Credit quality
Net charge-offs	$2,314	$2,638	$587	$563	$546	$584	$621
	2.62%	2.96%	2.71%	2.52%	2.46%	2.68%	2.84%
30+ delinquency	$1,575	$1,701	$1,448	$1,575	$1,514	$1,486	$1,581
	1.76%	1.85%	1.68%	1.76%	1.71%	1.68%	1.81%
90+ delinquency	$789	$866	$743	$789	$721	$742	$795
	0.88%	0.94%	0.86%	0.88%	0.82%	0.84%	0.91%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.16%	9.34%	9.32%	9.15%	9.15%	9.08%	9.27%
Risk adjusted margin	9.31	9.39	9.05	9.79	9.51	8.89	9.02
New accounts (in thousands)	4,973	4,541	1,208	1,260	1,257	1,295	1,161
Purchase volumes	$221,378	$212,088	$51,154	$58,752	$56,472	$55,976	$50,178

Debit card data
Purchase volumes	$277,695	$272,576	$69,147	$70,755	$69,288	$70,754	$66,898

For footnotes see page 12.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	11

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Loan production (2):
Total (3):
First mortgage	$56,930	$43,290	$12,623	$13,543	$13,712	$15,962	$13,713
Home equity	13,060	11,233	3,805	3,494	3,140	3,209	3,217
Consumer Banking:
First mortgage	$40,878	$32,339	$9,078	$9,733	$10,026	$11,265	$9,854
Home equity	11,988	10,286	3,515	3,192	2,840	2,939	3,017

Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$950	$888	$138	$150	$223	$272	$305
Servicing fees	855	1,045	184	201	204	208	242
Amortization of expected cash flows (4)	(661)	(761)	(154)	(155)	(159)	(168)	(179)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (5)	188	222	22	20	22	47	99
Total net servicing income	382	506	52	66	67	87	162
Total Consumer Banking mortgage banking income	1,332	1,394	190	216	290	359	467
Other mortgage banking income (6)
Other production income	107	74	94	48	34	25	—
Representations and warranties provision	28	(694)	(44)	(9)	(77)	204	(90)
Servicing fees	538	764	118	123	109	152	154
Amortization of expected cash flows (4)	(77)	(57)	(18)	(19)	(20)	(19)	(19)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (5)	328	72	105	(31)	62	146	151
Total net servicing income	789	779	205	73	151	279	286
Eliminations (7)	108	10	(12)	(66)	9	134	31
Total other mortgage banking income	1,032	169	243	46	117	642	227
Total consolidated mortgage banking income	$2,364	$1,563	$433	$262	$407	$1,001	$694

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(3)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(4)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(5)	Includes gains (losses) on sales of MSRs.

(6)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(7)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	12

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$5,486	$5,813	$1,488	$1,417	$1,374	$1,352	$1,343
Noninterest income:
Investment and brokerage services	10,792	10,722	2,536	2,638	2,682	2,749	2,723
All other income	1,714	1,851	420	394	410	466	444
Total noninterest income	12,506	12,573	2,956	3,032	3,092	3,215	3,167
Total revenue, net of interest expense (FTE basis)	17,992	18,386	4,444	4,449	4,466	4,567	4,510

Provision for credit losses	51	14	25	15	(2)	15	23

Noninterest expense	13,938	13,830	3,275	3,497	3,467	3,485	3,489
Income before income taxes (FTE basis)	4,003	4,542	1,144	937	1,001	1,067	998
Income tax expense (FTE basis)	1,459	1,694	420	332	359	398	370
Net income	$2,544	$2,848	$724	$605	$642	$669	$628

Net interest yield (FTE basis)	2.12%	2.33%	2.14%	2.09%	2.12%	2.16%	2.11%
Return on average allocated capital (1)	21	24	22	20	21	22	21
Efficiency ratio (FTE basis)	77.47	75.22	73.71	78.62	77.64	76.31	77.36

Balance sheet
Average
Total loans and leases	$132,499	$120,687	$139,099	$137,022	$134,319	$131,364	$127,162
Total earning assets (2)	259,020	249,043	279,606	269,250	257,424	251,601	257,694
Total assets (2)	275,950	267,575	295,711	285,329	274,272	268,908	275,200
Total deposits	244,725	240,242	260,482	251,306	243,980	239,974	243,561
Allocated capital (1)	12,000	12,000	13,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$139,039	$126,432	$139,690	$139,039	$135,805	$133,499	$128,623
Total earning assets (2)	279,597	256,586	280,118	279,597	262,952	250,798	255,910
Total assets (2)	296,271	274,954	296,200	296,271	279,237	267,099	272,848
Total deposits	260,893	245,391	260,565	260,893	246,172	237,624	244,080

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	13

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Revenue by Business
Merrill Lynch Global Wealth Management	$14,893	$15,243	$3,647	$3,669	$3,693	$3,788	$3,743
U.S. Trust	3,023	3,079	772	757	755	762	749
Other (1)	76	64	25	23	18	17	18
Total revenue, net of interest expense (FTE basis)	$17,992	$18,386	$4,444	$4,449	$4,466	$4,567	$4,510

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$1,986,502	$2,034,802	$1,998,145	$1,986,502	$1,943,798	$2,052,636	$2,044,514
U.S. Trust	388,604	387,491	390,262	388,604	375,751	388,829	391,105
Other (1)	82,929	76,705	77,751	82,929	78,110	81,318	75,295
Total client balances	$2,458,035	$2,498,998	$2,466,158	$2,458,035	$2,397,659	$2,522,783	$2,510,914

Client Balances by Type, at period end
Long-term assets under management (2)	$817,938	$826,171	$812,916	$817,938	$798,887	$849,046	$841,966
Liquidity assets under management (3)	82,925	76,701	77,747	82,925	78,106	81,314	75,291
Assets under management	900,863	902,872	890,663	900,863	876,993	930,360	917,257
Brokerage assets	1,040,938	1,081,434	1,056,752	1,040,938	1,026,355	1,079,084	1,076,277
Assets in custody	113,239	139,555	115,537	113,239	109,196	138,774	141,273
Deposits	260,893	245,391	260,565	260,893	246,172	237,624	244,080
Loans and leases (4)	142,102	129,746	142,641	142,102	138,943	136,941	132,027
Total client balances	$2,458,035	$2,498,998	$2,466,158	$2,458,035	$2,397,659	$2,522,783	$2,510,914

Assets Under Management Rollforward
Assets under management, beginning balance	$902,872	$821,449	$900,863	$876,993	$930,360	$917,257	$902,872
Net long-term client flows	34,441	49,800	(599)	6,746	4,448	8,593	14,654
Net liquidity client flows	6,133	3,361	(3,820)	4,813	(3,210)	6,023	(1,493)
Market valuation/other	(42,583)	28,262	(5,781)	12,311	(54,605)	(1,513)	1,224
Total assets under management, ending balance	$900,863	$902,872	$890,663	$900,863	$876,993	$930,360	$917,257

Associates, at period end (5, 6)
Number of financial advisors	16,687	16,147	16,671	16,687	16,522	16,313	16,163
Total wealth advisors, including financial advisors	18,131	17,561	18,111	18,131	17,967	17,734	17,594
Total client-facing professionals, including financial advisors and wealth advisors	20,605	20,085	20,573	20,605	20,446	20,231	20,114

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$1,024	$1,059	$984	$996	$1,007	$1,050	$1,042

U.S. Trust Metric, at period end (6)
Client-facing professionals	2,186	2,181	2,188	2,186	2,182	2,168	2,180

(1)	Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,259, 2,187, 2,050, 2,048, 1,978 and 1,978 at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(6)	Headcount computation is based upon full-time equivalents.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management revenue, excluding the allocation of certain ALM activities, divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	14

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$9,050	$9,586	$2,481	$2,385	$2,294	$2,170	$2,201
Noninterest income:
Service charges	2,914	2,901	745	730	746	728	710
Investment banking fees	3,110	3,213	636	729	752	777	852
All other income	2,353	2,400	528	646	523	561	623
Total noninterest income	8,377	8,514	1,909	2,105	2,021	2,066	2,185
Total revenue, net of interest expense (FTE basis)	17,427	18,100	4,390	4,490	4,315	4,236	4,386

Provision for credit losses	685	322	553	233	179	177	96

Noninterest expense	8,481	8,807	2,171	2,086	2,161	2,086	2,148
Income before income taxes (FTE basis)	8,261	8,971	1,666	2,171	1,975	1,973	2,142
Income tax expense (FTE basis)	3,041	3,292	612	800	709	737	795
Net income	$5,220	$5,679	$1,054	$1,371	$1,266	$1,236	$1,347

Net interest yield (FTE basis)	2.84%	3.08%	2.96%	2.85%	2.84%	2.79%	2.86%
Return on average allocated capital (1)	15	17	11	16	14	14	16
Efficiency ratio (FTE basis)	48.67	48.66	49.48	46.44	50.10	49.24	48.98

Balance Sheet
Average
Total loans and leases	$299,824	$281,304	$324,531	$314,599	$304,621	$295,405	$284,284
Total earnings assets (2)	319,005	311,682	337,275	332,054	320,328	311,674	311,724
Total assets (2)	369,001	362,273	387,640	381,887	370,246	361,867	361,771
Total deposits	294,733	288,010	297,134	307,806	296,321	288,117	286,434
Allocated capital (1)	35,000	33,500	37,000	35,000	35,000	35,000	35,000

Period end
Total loans and leases	$319,580	$283,584	$329,485	$319,580	$309,500	$301,558	$290,298
Total earnings assets (2)	330,658	303,132	341,236	330,658	321,589	317,723	313,568
Total assets (2)	381,975	353,637	390,586	381,975	372,253	367,052	365,024
Total deposits	296,162	279,792	298,072	296,162	297,644	292,261	290,422

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	15

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Investment Banking fees (1)
Advisory (2)	$1,354	$1,098	$305	$355	$365	$247	$387
Debt issuance	1,296	1,532	265	265	325	371	335
Equity issuance	460	583	66	109	62	159	130
Total Investment Banking fees (3)	$3,110	$3,213	$636	$729	$752	$777	$852

Business Lending
Corporate	$3,830	$3,968	$1,015	$1,016	$947	$846	$1,021
Commercial	3,960	3,928	1,003	1,071	981	1,000	908
Business Banking	351	372	97	82	91	89	89
Total Business Lending revenue	$8,141	$8,268	$2,115	$2,169	$2,019	$1,935	$2,018

Global Transaction Services
Corporate	$2,781	$2,953	$708	$720	$710	$703	$648
Commercial	2,632	2,848	693	683	673	635	641
Business Banking	698	710	184	184	181	169	164
Total Global Transaction Services revenue	$6,111	$6,511	$1,585	$1,587	$1,564	$1,507	$1,453

Average deposit balances
Interest-bearing	$65,667	$78,929	$65,719	$66,227	$64,960	$65,504	$65,982
Noninterest-bearing	229,066	209,081	231,415	241,579	231,361	222,613	220,452
Total average deposits	$294,733	$288,010	$297,134	$307,806	$296,321	$288,117	$286,434

Loan spread	1.62%	1.73%	1.65%	1.60%	1.61%	1.61%	1.68%

Provision for credit losses	$685	$322	$553	$233	$179	$177	$96

Credit quality (4, 5)
Reservable utilized criticized exposure	$14,397	$9,325	$16,923	$14,397	$11,243	$11,031	$10,069
	4.18%	3.02%	4.78%	4.18%	3.36%	3.38%	3.20%

Nonperforming loans, leases and foreclosed properties	$935	$892	$1,316	$935	$898	$1,179	$979
	0.29%	0.32%	0.40%	0.29%	0.29%	0.39%	0.34%

Average loans and leases by product
U.S. commercial	$165,438	$151,789	$182,523	$175,124	$167,682	$162,591	$156,124
Commercial real estate	45,435	43,194	48,908	48,521	46,904	44,066	42,163
Commercial lease financing	20,817	20,008	22,074	21,467	21,074	20,491	20,217
Non-U.S. commercial	68,119	66,295	71,014	69,472	68,947	68,241	65,763
Other	15	18	12	15	14	16	17
Total average loans and leases	$299,824	$281,304	$324,531	$314,599	$304,621	$295,405	$284,284

Total Corporation Investment Banking fees
Advisory (2)	$1,503	$1,205	$346	$408	$391	$276	$428
Debt issuance	3,033	3,583	669	617	748	887	781
Equity issuance	1,236	1,490	188	286	188	417	345
Total investment banking fees including self-led deals	5,772	6,278	1,203	1,311	1,327	1,580	1,554
Self-led deals	(200)	(213)	(50)	(39)	(40)	(54)	(67)
Total Investment Banking fees	$5,572	$6,065	$1,153	$1,272	$1,287	$1,526	$1,487

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	16

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$4,183	$3,848	$1,180	$1,126	$1,096	$988	$973
Noninterest income:
Investment and brokerage services	2,221	2,205	568	518	574	556	573
Investment banking fees	2,401	2,743	494	532	521	718	630
Trading account profits	6,109	6,027	1,595	797	1,471	1,703	2,138
All other income (loss)	92	1,304	110	139	91	(15)	(123)
Total noninterest income	10,823	12,279	2,767	1,986	2,657	2,962	3,218
Total revenue, net of interest expense (FTE basis) (1)	15,006	16,127	3,947	3,112	3,753	3,950	4,191

Provision for credit losses	99	110	9	30	42	6	21

Noninterest expense	11,373	11,989	2,450	2,767	2,698	2,748	3,160
Income before income taxes (FTE basis)	3,534	4,028	1,488	315	1,013	1,196	1,010
Income tax expense (FTE basis)	1,115	1,440	518	148	212	410	345
Net income	$2,419	$2,588	$970	$167	$801	$786	$665

Return on average allocated capital (2)	7%	8%	11%	2%	9%	9%	8%
Efficiency ratio (FTE basis)	75.79	74.34	62.08	88.91	71.88	69.56	75.42

Balance Sheet
Average
Total trading-related assets (3)	$433,169	$449,623	$407,661	$415,856	$431,172	$442,175	$443,801
Total loans and leases	63,443	61,750	69,283	68,835	66,349	61,819	56,601
Total earning assets (3)	430,468	457,871	418,198	419,977	436,809	433,254	431,896
Total assets	594,057	604,198	581,226	586,606	594,142	599,985	595,592
Total deposits	38,074	40,221	35,886	37,175	36,818	39,051	39,287
Allocated capital (2)	35,000	34,000	37,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$373,926	$418,847	$408,223	$373,926	$407,086	$406,098	$424,899
Total loans and leases	73,208	58,996	73,446	73,208	70,159	65,962	62,627
Total earning assets (3)	384,046	418,849	422,268	384,046	418,519	405,883	418,747
Total assets	548,790	576,552	581,150	548,790	576,461	578,052	584,192
Total deposits	37,038	40,665	34,403	37,038	35,943	38,751	38,214

Trading-related assets (average)
Trading account securities	$195,650	$201,951	$187,931	$195,275	$196,685	$197,117	$193,491
Reverse repurchases	103,506	115,897	85,411	86,553	103,312	109,293	115,182
Securities borrowed	79,494	85,098	80,807	82,385	75,786	81,091	78,713
Derivative assets	54,519	46,677	53,512	51,643	55,389	54,674	56,415
Total trading-related assets (3)	$433,169	$449,623	$407,661	$415,856	$431,172	$442,175	$443,801

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 18.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	17

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,865	$8,696	$2,403	$1,560	$2,010	$1,942	$2,353
Equities	4,335	4,194	1,037	874	1,148	1,176	1,137
Total sales and trading revenue	$12,200	$12,890	$3,440	$2,434	$3,158	$3,118	$3,490

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$8,629	$9,002	$2,263	$1,749	$1,993	$2,142	$2,745
Equities	4,357	4,128	1,023	883	1,153	1,175	1,146
Total sales and trading revenue, excluding net debit valuation adjustment	$12,986	$13,130	$3,286	$2,632	$3,146	$3,317	$3,891

Sales and trading revenue breakdown
Net interest income	$3,813	$3,494	$1,077	$1,028	$1,004	$888	$893
Commissions	2,196	2,186	559	511	568	550	567
Trading	6,106	6,025	1,595	796	1,470	1,702	2,138
Other	85	1,185	209	99	116	(22)	(108)
Total sales and trading revenue	$12,200	$12,890	$3,440	$2,434	$3,158	$3,118	$3,490

(1)
Includes Global Banking sales and trading revenue of $422 million and $383 million for the years ended December 31, 2015 and 2014; $160 million, $127 million, $86 million, $133 million and $76 million for the first quarter of 2016, and the fourth, third, second and first quarters of 2015, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustment on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	18

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$939	$651	$(1,035)	$(109)	$(189)	$1,131	$106
Noninterest income:
Card income	260	357	44	60	67	65	68
Mortgage banking income	1,022	160	242	43	115	639	225
Gains on sales of debt securities	1,079	1,341	226	269	384	162	264
All other loss	(1,212)	(1,265)	(332)	(366)	(183)	(328)	(335)
Total noninterest income	1,149	593	180	6	383	538	222
Total revenue, net of interest expense (FTE basis)	2,088	1,244	(855)	(103)	194	1,669	328

Provision for credit losses	(20)	(641)	(121)	(152)	64	112	(44)

Noninterest expense	5,227	21,639	2,382	1,022	903	1,002	2,300
Income (loss) before income taxes (FTE basis)	(3,119)	(19,754)	(3,116)	(973)	(773)	555	(1,928)
Income tax benefit (FTE basis)	(2,236)	(7,252)	(1,319)	(472)	(609)	(226)	(929)
Net income (loss)	$(883)	$(12,502)	$(1,797)	$(501)	$(164)	$781	$(999)

Balance Sheet
Average
Total loans and leases	$148,589	$201,454	$122,163	$130,202	$139,037	$156,886	$168,763
Total assets (2)	300,941	323,131	262,518	295,677	307,009	300,851	300,205
Total deposits	25,452	35,548	26,757	26,019	26,125	26,674	22,957

Period end
Total loans and leases	$126,305	$172,849	$117,901	$126,305	$131,617	$147,906	$160,989
Total assets (3)	271,853	300,325	251,264	271,853	299,897	314,948	296,792
Total deposits	25,334	22,447	26,421	25,334	24,624	26,720	23,289

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $467.6 billion and $449.5 billion for the years ended December 31, 2015 and 2014; $493.5 billion, $478.3 billion, $462.6 billion, $460.4 billion and $468.9 billion for the first quarter of 2016, and the fourth, third, second and first quarters of 2015, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $510.0 billion, $489.0 billion, $461.9 billion, $457.3 billion, $479.2 billion and $447.6 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	19

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$186,980	$42,506	$57,934	$4	$—	$86,536
Home equity	75,328	48,136	5,467	4	303	21,418
U.S. credit card	87,163	84,207	2,956	—	—	—
Non-U.S. credit card	9,822	—	—	—	—	9,822
Direct/Indirect consumer	89,342	44,676	44,102	4	—	560
Other consumer	2,138	1,578	6	—	—	554
Total consumer	450,773	221,103	110,465	12	303	118,890

Commercial
U.S. commercial	270,511	16,783	26,227	182,523	40,503	4,475
Commercial real estate	57,271	22	2,342	48,908	5,889	110
Commercial lease financing	21,077	—	3	22,074	336	(1,336)
Non-U.S. commercial	93,352	—	62	71,014	22,252	24
Total commercial	442,211	16,805	28,634	324,519	68,980	3,273
Total loans and leases	$892,984	$237,908	$139,099	$324,531	$69,283	$122,163

	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$189,650	$39,591	$56,640	$5	$—	$93,414
Home equity	77,109	48,973	5,647	4	235	22,250
U.S. credit card	88,623	85,602	3,020	—	—	1
Non-U.S. credit card	10,155	—	—	—	—	10,155
Direct/Indirect consumer	87,858	43,129	44,147	4	—	578
Other consumer	2,039	1,452	6	2	—	579
Total consumer	455,434	218,747	109,460	15	235	126,977

Commercial
U.S. commercial	261,727	16,729	25,114	175,124	40,326	4,434
Commercial real estate	56,126	23	2,222	48,521	5,228	132
Commercial lease financing	20,422	—	3	21,467	297	(1,345)
Non-U.S. commercial	92,447	(1)	223	69,472	22,749	4
Total commercial	430,722	16,751	27,562	314,584	68,600	3,225
Total loans and leases	$886,156	$235,498	$137,022	$314,599	$68,835	$130,202

	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$193,791	$37,851	$55,279	$5	$—	$100,656
Home equity	79,715	50,068	5,838	4	209	23,596
U.S. credit card	88,201	85,163	3,038	—	—	—
Non-U.S. credit card	10,244	—	—	—	—	10,244
Direct/Indirect consumer	85,975	41,860	43,469	4	(13)	655
Other consumer	1,980	1,367	5	1	(1)	608
Total consumer	459,906	216,309	107,629	14	195	135,759

Commercial
U.S. commercial	251,908	16,772	24,343	167,682	38,649	4,462
Commercial real estate	53,605	22	2,110	46,904	4,427	142
Commercial lease financing	20,013	—	4	21,074	311	(1,376)
Non-U.S. commercial	91,997	—	233	68,947	22,767	50
Total commercial	417,523	16,794	26,690	304,607	66,154	3,278
Total loans and leases	$877,429	$233,103	$134,319	$304,621	$66,349	$139,037

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	20

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$207,356	$36,348	$53,890	$7	$3	$117,108
Home equity	82,640	51,244	6,067	4	206	25,119
U.S. credit card	87,460	84,385	3,075	—	—	—
Non-U.S. credit card	10,012	—	—	—	—	10,012
Direct/Indirect consumer	83,698	40,539	42,464	4	—	691
Other consumer	1,885	1,242	8	1	—	634
Total consumer	473,051	213,758	105,504	16	209	153,564

Commercial
U.S. commercial	244,540	16,923	23,608	162,591	36,993	4,425
Commercial real estate	50,478	24	2,049	44,066	4,173	166
Commercial lease financing	19,486	—	4	20,491	373	(1,382)
Non-U.S. commercial	88,623	(1)	199	68,241	20,071	113
Total commercial	403,127	16,946	25,860	295,389	61,610	3,322
Total loans and leases	$876,178	$230,704	$131,364	$295,405	$61,819	$156,886

	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,030	$35,053	$52,533	$7	$—	$127,437
Home equity	84,915	52,207	6,260	4	197	26,247
U.S. credit card	88,695	85,577	3,117	—	—	1
Non-U.S. credit card	10,002	—	—	—	—	10,002
Direct/Indirect consumer	80,713	39,293	40,619	4	—	797
Other consumer	1,847	1,166	16	2	—	663
Total consumer	481,202	213,296	102,545	17	197	165,147

Commercial
U.S. commercial	234,907	17,035	22,572	156,124	34,747	4,429
Commercial real estate	48,234	28	1,908	42,163	3,951	184
Commercial lease financing	19,271	—	4	20,217	450	(1,400)
Non-U.S. commercial	83,555	—	133	65,763	17,256	403
Total commercial	385,967	17,063	24,617	284,267	56,404	3,616
Total loans and leases	$867,169	$230,359	$127,162	$284,284	$56,601	$168,763

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	21

Bank of America Corporation and Subsidiaries
Net Charge-offs and Net Charge-off Ratios
(Dollars in millions)
	Year Ended December 31				First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015		First Quarter 2015
	2015		2014
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Consumer Banking	$2,997	1.29%	$3,415	1.46%	$735	1.24%	$736	1.24%	$709	1.21%	$734	1.28%	$818	1.44%
GWIM	72	0.05	71	0.06	5	0.01	20	0.06	17	0.05	17	0.05	18	0.06
Global Banking	194	0.06	31	0.01	104	0.13	137	0.17	53	0.07	(2)	—	6	0.01
Global Markets	—	—	2	—	—	—	—	—	—	—	—	—	—	—
All Other	1,075	0.73	864	0.43	224	0.75	251	0.77	153	0.44	319	0.83	352	0.86
Total	$4,338	0.50	$4,383	0.49	$1,068	0.48	$1,144	0.52	$932	0.43	$1,068	0.49	$1,194	0.56

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	22